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                                                                   Exhibit 10.76

EXECUTION COPY

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                REVOLVER SECURITY AND COLLATERAL AGENT AGREEMENT

                                      among

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,

                           as Administrative Agent and

                           as Lender Collateral Agent

                      AMERICREDIT FINANCIAL SERVICES, INC.,

                                       and

                               AFS FUNDING CORP.,

                                       and

                                AFS SENSUB CORP.

                                  as Borrowers

                      -------------------------------------

                           Dated as of August 15, 2002

                      -------------------------------------

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                REVOLVER SECURITY AND COLLATERAL AGENT AGREEMENT

         REVOLVER SECURITY AND COLLATERAL AGENT AGREEMENT dated as of August 15, 2002 among DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and as the lender collateral agent for the Lenders (in such capacity, the "Lender Collateral Agent"), AFS FUNDING CORP., a Nevada corporation and AFS SENSUB CORP., a Nevada corporation (together with AFS Funding Corp., each a "Borrower" and collectively, the "Borrowers"), and AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation ("ACFS").

                              W I T N E S S E T H :

         WHEREAS, the Borrowers have sold and contemplate selling, from time to time, pools of receivables to various trusts which have issued or may issue various series of notes or certificates (each a "Series") which will be repaid from the proceeds of, or represent an interest in, such pools of receivables;

         WHEREAS, the Borrowers have requested that the Lenders establish a revolving line of credit to the Borrowers, which line of credit will be secured by certain securities rated at least Ba2 by Moody's and BB by S&P of various Series, guarantees in respect of such securities and certain amounts payable to the Borrowers with respect to other Series;

         WHEREAS, upon the terms and conditions contained in the Credit Agreement (as hereinafter defined) and the other Transaction Agreements, the Lenders are willing to provide such a line of credit to the Borrowers; and

         WHEREAS, ACFS will service each Series.

         NOW, THEREFORE, ACFS, the Borrowers, the Lender Collateral Agent and the Administrative Agent, intending to be legally bound, hereby agree as follows:

              Section 1 Definitions. For all purposes of this Agreement, the following terms shall have the meanings set forth below and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York from time to time are used herein as so defined: Accounts, Documents, Instruments and Proceeds. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement.

              "Accrual Period" shall mean, with respect to any Distribution Date, the period from and including the previous Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) through and including the day preceding such Distribution Date.

              "ACFS" has the meaning specified in the Preamble.

              "Adverse Claim" has the meaning set forth in Section 8-102(a)(1) of Article 8.

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              "Administrative Agent" has the meaning specified in the Preamble.

              "Agreement" means this Revolver Security and Collateral Agent Agreement, as it may be amended, supplemented or otherwise modified from time to time.

              "Article 8" means UCC, Revised Article 8, Investment Securities (with conforming and miscellaneous amendments to Articles 1, 3, 4, 5, 9 and 10), 1994 Official Text, as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws. Unless the context requires otherwise, "Article 8" means such version in the form in which it is adopted in the applicable jurisdiction.

              "Available Funds" has the meaning specified in Section 6.

              "Borrower" or "Borrowers" has the meaning specified in the Preamble.

              "Borrower Agreements" has the meaning set forth in Section 4.

              "Capped Expenses" means, at any time, with respect to each of the Lender Collateral Agent and the Administrative Agent, fees, costs and expenses due at such time (if any) to the Lender Collateral Agent or the Administrative Agent under the Transaction Documents not in excess of $7,500 with respect to any Distribution Date.

              "Certificated Security" has the meaning set forth in Section 8-102(a)(4) of Article 8.

              "Clearing Corporation" has the meaning set forth in Section 8-102(a)(5) of Article 8.

              "Clearing Corporation Security" means a "Security" (as defined in
Section 8-102(a)(15) of Article 8) that is in the physical possession of, or registered in the name of, a Clearing Corporation or its nominee.

              "Collateral Account" has the meaning set forth in Section 7.

              "Control": with respect to any Federal Book Entry Security, the Lender Collateral Agent shall have obtained control if:

              (i) the Lender Collateral Agent is a participant in the book entry system maintained by the Federal Reserve Bank that is acting as fiscal agent for the issuer of such Federal Book Entry Security, and such Federal Reserve Bank has indicated by book entry that such Federal Book Entry Security has been credited to the Lender Collateral Agent's securities account in such book entry system; or

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              (ii)  the Lender Collateral Agent is registered solely in its name on the records of a Securities Intermediary as the person having a Security Entitlement in respect of such Federal Book Entry Security against such Securities Intermediary; and (b) the Securities Intermediary is a participant in the book entry system maintained by the Federal Reserve Bank that is acting as fiscal agent for the issuer of such Federal Book Entry Security; and (c) such Federal Reserve Bank has indicated by book entry that such Federal Book Entry Security has been credited to the Securities Intermediary's securities account in such book entry system.

              "Credit Agreement" means the Credit Agreement, dated as of the date hereof, among the Borrowers, the Contingent Obligors, each Lender party thereto, each Agent party thereto, the Lender Collateral Agent and the Administrative Agent, as amended, extended or otherwise modified from time to time.

              "Delivery": when used with respect to Revolver Account Collateral, "Delivery" means:

              (i) with respect to Physical Property, transfer thereof to the Lender Collateral Agent or its nominee or custodian by physical delivery to the Lender Collateral Agent or its nominee or custodian endorsed to, or registered in the name of, the Lender Collateral Agent or its nominee or custodian or endorsed in blank;

              (ii) with respect to a Certificated Security, transfer of such Certificated Security to the Lender Collateral Agent or its nominee or custodian by physical delivery to the Lender Collateral Agent or its nominee or custodian, endorsed to, or registered in the name of, the Lender Collateral Agent or its nominee or custodian or endorsed in blank; and

              (iii) with respect to any such Revolver Account Collateral that constitutes an Uncertificated Security (including any investments in money market mutual funds, but excluding any Federal Book Entry Security), (A) registration of the Lender Collateral Agent as the registered owner by the issuer, or (B) satisfaction of the requirements for obtaining "control" pursuant to Section 8-106(c)(2) of Article 8.

              "Eligible Account" means (i) a segregated trust account maintained with the Lender Collateral Agent or (ii) a segregated trust account maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short term deposit or commercial paper rating of at least A-1 by Standard & Poor's and P-1 by Moody's. Except in the event of a transfer pursuant to Section 7(a), such depository institution or trust company shall have been approved by written notice from ACFS.

              "Entitlement Order" has the meaning set forth in Section 8-102(a)(8) of Article 8.

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              "Federal Book Entry Security" means an obligation (i) issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, or any other direct obligation of, or obligation fully guaranteed as to timely payment or principal and interest by, the United States of America, that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, and (ii) the perfection of a security interest in which is governed pursuant to federal regulations by Article 8.

              "Financial Asset" has the meaning set forth in Section 8-102(a)(9) of Article 8.

              "Increased Costs" means collectively, any increased cost, loss or liability owing to the Administrative Agent and/or any other Affected Party under Sections 2.10, 2.11 and 2.13 of the Credit Agreement.

              "Indemnity Amounts" means, collectively, all indemnity obligations and other amounts owing to the Administrative Agent, any Lender, any Agent and/or any other Indemnified Party under Section 8.04 of the Credit Agreement.

              "Instruments" has the meaning set forth in Section 9-105(l)(i) of
Article 8.

              "Interest Reserve Account" has the meaning set forth in Section 7.

              "Investment Property" has the meaning set forth in Section 9-115(1)(f) of Article 8.

              "Lender Collateral Agent" has the meaning specified in the Preamble.

              "Obligations" means all obligations (monetary or otherwise) of the Borrowers to the Lenders, the Agents, the Lender Collateral Agent, the Administrative Agent or any Affected Party arising under or in connection with this Agreement, the Credit Agreement and each other Transaction Document.

              "Permitted Liens" means, with respect to any Person, (i) any Lien for taxes, assessments or other governmental charges or levies not yet subject to penalties for non-payment or the validity, applicability or amount of which is being contested in good faith by appropriate legal proceedings and with respect to which adequate reserves in accordance with GAAP have been established by such Person; (ii) any Lien which is imposed by law (such as those of mechanics, carriers and warehousemen), if payment of the obligation secured thereby is not yet due or the validity, the applicability or amount of which is being contested in good faith by appropriate legal proceedings and with respect to which adequate reserves in accordance with GAAP have been established by such Person; and (iii) judgment Liens in existence less than five days after the entry thereof or with respect to which execution has been stayed, so long as the aggregate amount of all such judgment Liens at any time does not exceed $100,000, or judgment Liens the payment of which is covered in full (subject to a customary deductible) by insurance.

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              "Physical Property" means personal property constituting
Instruments, including bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that are susceptible of physical delivery.

              "Revolver Account Collateral" has the meaning set forth in Section 3.

              "Revolver Collateral" has the meaning set forth in Section 3.

              "Secured Parties" means, collectively, the Administrative Agent, each Agent, each Lender, the Lender Collateral Agent, each Affected Party, and their respective successors and assigns and, to the extent of monies available pursuant to Clause SIXTH of Section 6, the "Secured Parties" under the Master Collateral and Intercreditor Agreement, as their interests may appear.

              "Securities Account" has the meaning set forth in Section 8-501(a) of Article 8.

              "Security Entitlement" has the meaning set forth in Section 8-102(a)(17) of Article 8.

              "Securities Intermediary" has the meaning set forth in Section 8-102(a)(14) of Article 8.

              "Series" has the meaning set forth in the recitals.

              "Trust Account" has the meaning set forth in Section 7.

              "UCC" means the Uniform Commercial Code as in effect in each relevant jurisdiction.

              "Uncertificated Security" has the meaning set forth in Section 8-102(a)(18) of Article 8.

              Section 2 Appointment of Lender Collateral Agent. Pursuant to
Section 7.01(b) of the Credit Agreement, the Lenders have appointed Deutsche Bank Trust Company Americas as Lender Collateral Agent, and Deutsche Bank Trust Company Americas hereby accepts such appointment.

              Section 3 Borrowers' Grant of Security Interest. As security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise, of all Obligations (including, without limitation, Advances, interest and other amounts at any time owing under the Credit Agreement) and of all amounts secured by the Master Collateral and Intercreditor Agreement, each Borrower hereby assigns and pledges to the Lender Collateral Agent, for the benefit of the Secured Parties, and grants to the Lender Collateral Agent, for the benefit of the Secured Parties, a perfected security interest in and lien upon, all of

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such Borrower's right, title and interest in and to the following, in each case whether now or hereafter existing or in which such Borrower now has or hereafter acquires an interest and wherever the same may be located (collectively, the "Revolver Collateral"):

              (a) each Asset Backed Security Delivered to the Lender Collateral Agent;

              (b)    all of the following (the "Revolver Account Collateral"):

                            (1) the Collateral Account and all funds held in the
                     Collateral Account and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Account or such funds,

                            (2) the Interest Reserve Account and all funds held
                     in the Interest Reserve Account and all certificates and instruments, if any, from time to time representing or evidencing the Interest Reserve Account or such funds,

                            (3) all investments from time to time of amounts in
                     the Collateral Account or the Interest Reserve Account, and all certificates and instruments, if any, from time to time representing or evidencing such investments,

                            (4) all Clearing Corporation Securities,
                     Certificated Securities, Uncertificated Securities, Federal Book-Entry Securities, Security Entitlements, Investment Property, notes, certificates of deposit and other instruments from time to time delivered to or otherwise possessed by the Lender Collateral Agent or any Secured Party or any assignee, agent or Securities Intermediary on behalf of the Lender Collateral Agent or any Secured Party in substitution for or in addition to any of the then existing Revolver Account Collateral, and

                            (5) all interest, dividends, cash, instruments and
                     other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the then existing Revolver Account Collateral;

              (c) all additional property, including, without limitation, all rights under any Interest Rate Caps, that may from time to time hereafter be granted and pledged by the Borrowers or by anyone on its behalf under this Agreement, including the deposit with the Lender Collateral Agent of additional moneys by the Borrowers; and

              (d) all Proceeds, accessions, substitutions, rents and profits of any and all of the foregoing Revolver Collateral (including proceeds that constitute

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              property of the types described in paragraphs (a) through (c)
              above) and, to the extent not otherwise included, all payments under insurance (whether or not the Lender Collateral Agent or a Secured Party or any assignee or agent on behalf of the Lender Collateral Agent or a Secured Party is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss, nonpayment or damage to or otherwise with respect to any of the foregoing Revolver Collateral.

              Section 4 Borrowers Remain Liable. Notwithstanding anything in this Agreement, (a) except to the extent of ACFS's duties under the Credit Agreement and this Agreement, each Borrower shall remain liable under the Series Transaction Documents to which it is a party (the "Borrower Agreements") to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by a Secured Party or the Lender Collateral Agent of any of its rights under this Agreement or the Credit Agreement shall not release any Borrower or ACFS from any of their respective duties or obligations under the Borrower Agreements to which it is a party or other agreements included in the Revolver Collateral, (c) the Administrative Agent, the Secured Parties and the Lender Collateral Agent shall not have any obligation or liability under the Borrower Agreements or other agreements included in the Revolver Collateral by reason of this Agreement or the Credit Agreement, and (d) neither the Administrative Agent, the Lender Collateral Agent nor any of the Secured Parties shall be obligated to perform any of the obligations or duties of the Borrowers or ACFS under the Borrower Agreements or other agreements included in the Revolver Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.

              Section 5 Covenants of ACFS Regarding the Collateral.

       (a) Offices and Records. Each of ACFS and the Borrowers will permit, at the expense of ACFS, representatives of the Administrative Agent, the Agents and the Lender Collateral Agent at any time and from time to time during normal business hours (i) to inspect and make copies of and abstracts from its records regarding the Revolver Collateral and Designated Term Series, and (ii) to visit the properties of the Borrowers or ACFS utilized in connection with the servicing of the Designated Series for the purpose of examining such records, and to discuss matters relating to the Designated Series or the Borrowers' or ACFS' performance under this Agreement and the other Transaction Documents with any officer or employee of the Borrowers or ACFS having knowledge of such matters, provided that the Person seeking such information has given the Borrowers or ACFS prior written notice of its intent to inspect or visit and provided, further that no such Person shall so inspect or visit the Borrowers or ACFS more frequently than once per quarter unless a Default or Event of Default has occurred and is continuing or ACFS otherwise consents to such additional inspection or visit. If a Default or Event of Default has occurred and is continuing, such inspection or visit shall be at the expense of the Borrowers. Each of ACFS and the Borrowers agree to render to the Administrative Agent and the Lender Collateral Agent such clerical and other assistance as may be reasonably requested with regard to the foregoing. Each of the Borrowers agrees not to

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change its name, identity or corporate structure to such an extent that any financing statement filed by the Lender Collateral Agent in connection with this Agreement would become seriously misleading or change the jurisdiction in which it is organized, unless it shall have given the Lender Collateral Agent and the Administrative Agent at least 30 days' prior written notice of such change.

       (b) Performance of Borrower Agreements. Each Borrower will (i) perform and observe all the terms and provisions of the Borrower Agreements to be performed or observed by it, maintain the Borrower Agreements to which it is a party in full force and effect, enforce such Borrower Agreements in accordance with their terms and take all such action to such end as may be from time to time requested by the Administrative Agent and (ii) upon request of the Administrative Agent, make to any other party to such Borrower Agreements such demands and requests for information and reports or for action as such Borrower is entitled to make under the Borrower Agreements.

       (c) Notice of Material Adverse Claim. Each of ACFS and the Borrowers shall advise the Administrative Agent and the Lender Collateral Agent promptly, in writing and in reasonable detail, (i) of any Lien, other than a Permitted Lien, known to it made or asserted against any of the Revolver Collateral, and
(ii) of the occurrence of any event which would have a Material Adverse Effect on the value of the Revolver Collateral or on the assignments and security interests granted by the Borrowers in this Agreement or on the priority or perfection of such security interests or on the ability of the Lender Collateral Agent to enforce its security interest in the Revolver Collateral or foreclose on the Revolver Collateral.

       (d) Further Assurances; Financing Statements.

                     (1) Each of ACFS and the Borrowers agrees that at any time and from time to time, at its expense, it shall promptly execute and deliver all further instruments and documents, and take all reasonable further action, that may be necessary or desirable or required by applicable law or that the Lender Collateral Agent or the Administrative Agent may request to perfect and protect the assignments and security interests granted or purported to be granted by this Agreement or to enable the Lender Collateral Agent or any of the Secured Parties to exercise and enforce its rights and remedies under this Agreement with respect to any Revolver Collateral. Without limiting the generality of the foregoing, the Borrowers will file such financing or continuation statements, or amendments thereto, and execute and file such other instruments or notices as may be necessary or desirable or required by applicable law or that the Lender Collateral Agent or the Administrative Agent may reasonably request to protect and preserve the assignments and security interests granted by this Agreement. On each Borrowing Date, the Borrowers will deliver to the Lender Collateral Agent all certificates representing Asset Backed Securities to be

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                     included in the Revolver Borrowing Base on such day
                     together with instruments of transfer and bond powers, each executed in blank.

                            (2) Upon receipt by an authorized officer of the
                     Lender Collateral Agent of written request from any Lender or Agent to file one or more financing or continuation statements, or amendments thereto, relating to all or any part of the Revolver Collateral, the Lender Collateral Agent will employ legal counsel on behalf of the Secured Parties to prepare, at the expense of the Borrowers, such financing statements, continuation statements or other instruments required under this Section for execution by the Lender Collateral Agent who will return such documents to legal counsel for filing in the appropriate jurisdictions as necessary. The Lender Collateral Agent shall have no responsibility or obligation, at any time, to monitor, inquire or investigate with respect to the need for any financing statements, continuation statements or such other instruments. The Borrowers and each Secured Party hereby severally authorize the Lender Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Revolver Collateral without the signature of the Borrowers or the Secured Parties where permitted by law and to cause such statements and amendments to be filed at the expense of the Borrowers (which may include fees and expenses for services of legal counsel). A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Revolver Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Lender Collateral Agent will promptly send, or cause counsel to send, to the Borrowers any financing or continuation statements thereto which it files, or causes to be filed, without the signature of the Borrowers and will promptly send, or cause counsel to send, to each Secured Party and the Borrowers, as the case may be, any financing or continuation statements thereto which it files, or causes to be filed, without the signature of the Secured Parties except, in the case of filings of copies of this Agreement as financing statements, the Lender Collateral Agent will promptly send, or cause counsel to send, to the Borrowers and each Secured Party, as the case may be, the filing or recordation information with respect thereto.

                            (3) Each of ACFS and the Borrowers shall furnish to
                     the Lender Collateral Agent and the Administrative Agent from time to time such statements and schedules further identifying and describing the Revolver Collateral and such other reports in connection with the Revolver Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

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         (e)  Opinions as to Collateral. Not more than 90 days nor less than 30 days prior to each August 1, commencing August 1, 2003, during the term of this Agreement the Borrowers shall, at their own cost and expense, furnish to the Administrative Agent and the Lender Collateral Agent an opinion of counsel either (a) stating that, in the opinion of such counsel, such action has been taken with respect to the execution and filing of any financing statements and continuation statements and other actions as are necessary to perfect, maintain and protect the lien and security interest of the Lender Collateral Agent (and the priority thereof), with respect to the Revolver Collateral against all creditors of and purchasers from the Borrowers and reciting the details of such action, or (b) stating that, in the opinion of such counsel, no such action is necessary to maintain such perfected lien and security interest. Such opinion of counsel shall further describe each execution and filing of any financing statements and continuation statements and such other actions as will, in the opinion of such counsel, be required to perfect, maintain and protect the lien and security interest of the Lender Collateral Agent with respect to the Revolver Collateral against all creditors of and purchasers from the Borrowers for a period, specified in such opinion, continuing until a date not earlier than eighteen months from the date of such opinion.

         (f) Non-Interference. Each of the Borrowers shall not (i) waive or alter any of its rights under the Revolver Collateral (or waive, amend or alter any agreement or instrument relating thereto) without the prior written consent of the Required Lenders; or (ii) fail to pay any tax, assessment, charge or fee levied or assessed against the Revolver Collateral, or to defend any action, if such failure to pay or defend may adversely affect the enforceability of the Borrowers' right, title or interest in and to the Revolver Collateral or the Lender Collateral Agent's rights in, lien on, and security interest in, the Revolver Collateral or the perfection, priority or enforceability thereof; or
(iii) take any action, or fail to take any action, if such action or failure to take action, will interfere with the enforcement of any rights hereunder.

              Section 6   Distributions.

         (a) On each Distribution Date before 2:00 p.m. (New York time), the Lender Collateral Agent shall distribute, from the amounts on deposit in the Collateral Account and amounts paid to the Lender Collateral Agent pursuant to
Section 6(ii), (iii) and (iv) of the Master Collateral and Intercreditor Agreement (collectively, the "Available Funds"), in accordance with written instructions from ACFS delivered to the Lender Collateral Agent at least one (1) Business Day prior to such Distribution Date, the following amounts, if any, for such Distribution Date in the following order of priority:

              (i) FIRST, to the extent not previously paid by ACFS or otherwise by or on behalf of the Borrowers to the Lender Collateral Agent and the Administrative Agent, the Capped Expenses with respect thereto;

              (ii) SECOND, to the Agents and the Lenders, the Usage Fees, Commitment Fees and interest accrued with respect to all Borrowings during the Accrual Period with

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         respect to such Distribution Date (and any Usage Fees, Commitment Fees and interest accrued with respect to all Borrowings with respect to any prior Accrual Period to the extent not previously paid);

              (iii) THIRD, to the Administrative Agent, for the benefit of the Lenders, to the amount of principal of the Notes then due and payable, including, without limitation, amounts required to be repaid to avoid the existence of a Borrowing Base Deficiency and any Limited Amortization Amount for such Distribution Date for any Nonextending Lender;

              (iv) FOURTH, to the extent not previously paid pursuant to clause FIRST above, to the Lender Collateral Agent and the Administrative Agent, pro rata, any fees, costs and expenses due to the Lender Collateral Agent and the Administrative Agent under the Transaction Documents;

              (v) FIFTH, to the Affected Parties, any Increased Costs then due and owing, and, to the extent not previously paid by or on behalf of the Borrowers, to each Indemnified Party, any Indemnity Amounts then due and owing to each such Indemnified Party; and

              (vi) SIXTH, to the Master Collateral Agent, the remaining portion of the Available Funds.

         (b) If, on any Distribution Date, the Available Funds to make distributions to be made on such Distribution Date pursuant to clauses (i) through (v) of Section 6(a) are less than the aggregate amount required to be distributed pursuant to such clauses of Section 6(a), ACFS shall report the amount of such deficiency as the "Senior Facility Required Amount" with respect to this Agreement for purposes of the Master Collateral and Intercreditor Agreement and, if pursuant to the terms of Section 6 of the Master Collateral and Intercreditor Agreement, the Master Collateral Agent pays any amount to the Lender Collateral Agent in respect thereof, the Lender Collateral Agent shall apply such amount received on such Distribution Date in the order of priority and in the manner set forth in such clauses of Section 6(a).

              Section 7 The Collateral Account; the Interest Reserve Account; Investments.

         (a) (i) On or prior to the Closing Date, the Borrowers shall establish an account (the "Collateral Account") in the name of the Lender Collateral Agent for the benefit of the Secured Parties. The Collateral Account shall be an Eligible Account which is a segregated non-interest bearing trust account initially established with the Lender Collateral Agent. ACFS and the Borrowers shall cause all Asset Backed Security Distributions with respect to Asset Backed Securities constituting Revolver Collateral to be deposited into the Collateral Account as set forth in Section 5.01(u) of the Credit Agreement.

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         (ii) On or prior to the Closing Date, the Borrowers shall establish an account (the "Interest Reserve Account") in the name of the Lender Collateral Agent for the benefit of the Secured Parties. The Interest Reserve Account shall be an Eligible Account which is a segregated non-interest bearing trust account initially established with the Lender Collateral Agent. ACFS and the Borrowers shall cause amounts to be deposited into the Interest Reserve Account as set forth in Section 5.01(x) of the Credit Agreement.

If at any time the Authorized Officer of the Lender Collateral Agent responsible for the administration of the Collateral Account and the Interest Reserve Account (collectively, the "Trust Accounts") has actual knowledge that any Trust Account ceases to be an Eligible Account, the Lender Collateral Agent shall transfer the funds in such Trust Account to another institution within 15 Business Days so that such account shall meet the requirements of an Eligible Account.

         (b) All amounts held in each Trust Account shall, to the extent permitted by applicable laws, rules and regulations, be invested by the Lender Collateral Agent, as directed by ACFS in writing (or, if ACFS fails to provide such direction, amounts in each Trust Account shall be invested in investments described in clause (d) of the definition of Cash Equivalents), in Cash Equivalents that mature not later than one Business Day prior to the next succeeding Distribution Date. The amounts held in each Trust Account on the Business Day prior to each Distribution Date shall be invested by the Lender Collateral Agent in overnight or next-day funds in such Cash Equivalents reasonably available to the Lender Collateral Agent as directed in writing by ACFS for the period of time from the Business Day prior to the Distribution Date until such Distribution Date. All income or other gains from investment of moneys on deposit in any such account shall be deposited by the Lender Collateral Agent in such Trust Account immediately upon receipt. The taxpayer identification number associated with each Trust Account shall be that of AFS Funding and each Borrower shall report for Federal, state and local income tax purposes, the income, if any, represented by each Trust Account attributable to such Borrower. If any amounts are needed for disbursement from either Trust Account and sufficient uninvested funds are not available therein to make such disbursement, the Lender Collateral Agent shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such account to make such disbursement upon the written direction of ACFS. If ACFS shall fail to give such direction, the Lender Collateral Agent shall convert to cash such investments in any order without liability for any loss, penalties or otherwise. Any such written direction shall certify that any such investment is authorized by this Section 7. Investments in Cash Equivalents shall be made in the name of the Lender Collateral Agent on behalf of the Secured Parties, and, except as specifically required above, such investments shall not be sold or disposed of prior to their maturity. Each and every investment of funds in each Trust Account shall be made in Cash Equivalents held by a financial institution that is a Securities Intermediary in an account pursuant to an agreement with such financial institution, that requires such financial institution to (A) credit such Cash Equivalents to a Securities Account exclusively in the name of the Lender Collateral Agent, (B) comply with Entitlement Orders pertaining to such account originated by the Lender Collateral Agent without further consent of the Borrowers, (C) not enter into any agreement which grants "control" (as defined in Section 8-106 of Article 8) of such account (or any interest or property therein) to any Person other than the Lender Collateral Agent, (D) subordinate any security interest, banker's lien, right of setoff or other similar right which such financial institution may have in such account to the interest of the Lender Collateral Agent and (E) expressly treat each item of property as a Financial Asset and such account as a Securities Account.

Subject to the other provisions hereof, the Lender Collateral Agent shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Lender Collateral Agent or its agent, together with each document of transfer, if any, necessary to transfer title and a Security Entitlement free from any Adverse Claim to such investment to the Lender Collateral Agent in a manner that complies with this Section 7. All interest, dividends, gains upon sale and other income from, or earnings on, investments of funds in each Trust Account shall be deposited in such Trust Account and distributed pursuant to Section 6 hereof. If the Lender Collateral Agent is given written instructions to invest funds in either Trust Account in investments other than investments of the type described in clause (d) of the definition of "Cash Equivalents", the Person giving such instructions agrees to assist the Lender Collateral Agent in complying with the requirements herein with respect to such investments.

         (c)  With respect to the Revolver Account Collateral:

              (i) any Revolver Account Collateral that is held in deposit accounts shall be held solely in the name of the Lender Collateral Agent in accounts which satisfy clause (ii) of the definition of Eligible Account; each such deposit account shall be subject to the exclusive custody, dominion and control of the Lender Collateral Agent, and the Lender Collateral Agent shall have sole signature authority with respect thereto;

              (ii) any Revolver Account Collateral that constitutes Physical Property shall be delivered to the Lender Collateral Agent in accordance with paragraph (i) of the definition of "Delivery" and shall be continuously held, pending maturity or disposition, solely by the Lender Collateral Agent;

              (iii) any Revolver Account Collateral that constitutes a Certificated Security shall be delivered to the Lender Collateral Agent in accordance with paragraph (ii) of the definition of "Delivery" and shall be continuously held, pending maturity or disposition, solely by the Lender Collateral Agent;

              (iv) any such Revolver Account Collateral that constitutes an Uncertificated Security (including any investments in money market mutual funds, but excluding any Federal Book Entry Security) and where the issuer thereof is organized in a Revised Article 8 Jurisdiction, shall be delivered to the Lender Collateral Agent in accordance with paragraph (iii) of the definition of "Delivery" and shall be maintained, pending maturity or disposition, through continued registration of the Lender Collateral Agent's (or its nominee's) ownership of such security; and

              (v) with respect to any Revolver Account Collateral that constitutes a Federal Book Entry Security, the Lender Collateral Agent shall maintain and obtain Control over such property.

Effective upon Delivery of any Revolver Account Collateral in the form of Physical Property, book-entry securities or uncertificated securities, the Lender Collateral Agent shall be deemed to have represented that it has purchased such Revolver Account Collateral for value, in good faith and without actual notice of any adverse claim thereto.

         (d) The Borrowers will cause all proceeds of Revolver Collateral to be deposited in the Collateral Account and will promptly deposit any amounts it receives in respect thereof in the Collateral Account.

         (e) On each Distribution Date that an Asset Backed Security is subject to the Lien of this Agreement, the Lender Collateral Agent will withdraw an amount equal to the Interest Reserve Requirement for such Asset Backed Security for such month from the Interest Reserve Account and deposit such amount in the Collateral Account.

         (f) If an Asset Backed Security is released from the Lien of this Agreement pursuant to Section 22 hereof, then the Lender Collateral Agent shall, on the date such release is effective, withdraw from the Interest Reserve Account and pay to, or at the direction of, the Borrowers an amount equal to the Interest Reserve Requirement for such Asset Backed Security for each remaining month with respect to which the Maximum Advance Percentage for such Asset Backed Security would have been greater than zero had it remained an Eligible Security subject to the Lien hereof.

              Section 8 Fees and Expenses. ACFS covenants and agrees to pay to the Lender Collateral Agent from time to time, and the Lender Collateral Agent shall be entitled to, the fees and expenses agreed in writing between ACFS and the Lender Collateral Agent, and will further pay or reimburse the Lender Collateral Agent upon its request for all reasonable expenses and disbursements incurred or made by the Lender Collateral Agent in accordance with any of the provisions hereof or any other documents executed in connection herewith (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all persons not regularly in its employ). To the extent not paid by ACFS, such fees, expenses and disbursements will be paid to the Master Collateral Agent in accordance with the provisions of Section 6. The obligations of ACFS under this Section 8 to compensate the Lender Collateral Agent and to pay or reimburse the Lender Collateral Agent for reasonable expenses and disbursements shall survive the satisfaction and discharge of this Agreement or the earlier resignation or removal of the Lender Collateral Agent. When the Lender Collateral Agent incurs expenses or renders services in connection with proceedings under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case of any other comparable judicial proceedings relative to the Borrowers, such expenses (including the fees and expenses of its counsel and agents) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally.

              Section 9 Representations And Warranties Of The Lender Collateral Agent. The Lender Collateral Agent represents and warrants as of the date hereof that:

         (a) It is a banking organization, validly existing and in good standing under the laws of State of New York;

         (b) It has full power, authority and legal right to execute, deliver and perform this Agreement and the Credit Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and the Credit Agreement;

         (c) The execution, delivery and performance by it of this Agreement and the Credit Agreement do not violate any provision of its corporate charter or by-laws;

         (d) This Agreement and the Credit Agreement have been duly authorized, executed and delivered by it and each constitutes its legal, valid and binding agreement, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

              Section 10 Resignation By And Removal Of The Lender Collateral Agent; Successor Lender Collateral Agent.

         (a) The Lender Collateral Agent may at any time resign and terminate its obligations under this Agreement upon at least 60 days prior written notice to the Administrative Agent, the Agents and the Borrowers. No resignation shall be effective until a successor Lender Collateral Agent shall have been appointed and accepted its appointment. Promptly after receipt of notice of the Lender Collateral Agent's proposed resignation, the Required Lenders shall appoint, by written instrument, a successor collateral agent and notify the Borrowers thereof. If a successor collateral agent is not appointed in accordance with the foregoing procedures, the Lender Collateral Agent may petition a court of competent jurisdiction to appoint a successor collateral agent. One (1) original counterpart of such instrument of appointment shall be delivered to each of the Administrative Agent, the Agents, the Lender Collateral Agent, the Master Collateral Agent, the Borrowers and the successor collateral agent.

         (b) The Required Lenders, upon at least 60 days written notice to the Lender Collateral Agent (or, if such removal is for cause, such 60 day period may be decreased to no less than twenty Business Days by the Required Lenders in their sole discretion), may remove and discharge the Lender Collateral Agent (or any successor collateral agent thereafter appointed) from the performance of its obligations under this Agreement. A copy of such notice shall be delivered to each other party hereto. Promptly after the giving of notice of removal of the Lender Collateral Agent, the Required Lenders shall appoint, by written instrument, a successor collateral agent and notify the Borrowers thereof. One (1) original counterpart of such instrument of appointment shall be delivered to each of the Agents, the Administrative Agent, the Lender Collateral Agent, the Master Collateral Agent, the Borrowers and the successor collateral agent. No such removal shall become effective until all outstanding amounts due and owing to the Lender Collateral Agent are paid in full.

         (c) In the event of any such resignation or removal, the Lender Collateral Agent shall promptly transfer to the successor collateral agent, as directed in writing by the Required Lenders, all physical security, accounts, funds and investments being administered under this Agreement and shall cooperate with the Administrative Agent, the Agents, the Borrowers and the successor collateral agent to facilitate the continued perfection and priority of the Lien granted for the benefit of the Secured Parties in the Revolver Collateral.

              Section 11 Indemnity. ACFS agrees to indemnify, defend and hold harmless the Lender Collateral Agent and its directors, officers, agents and employees against any and all claims, damages, losses, liabilities or expenses (including, but not limited to, reasonable attorneys' fees, court costs and costs of investigation) of any kind or nature whatsoever arising out of or in connection with this Agreement and the Transaction Documents that may be imposed upon, incurred by or asserted against the Lender Collateral Agent; provided, however, that this Section 11 shall not relieve the Lender Collateral Agent from liability for its willful misconduct or gross negligence, as conclusively determined by a court of competent jurisdiction beyond all applicable appeals. The provisions of this Section 11 shall survive the resignation or removal of the Lender Collateral Agent or any successor Lender Collateral Agent and the termination of this Agreement.

              Section 12   Limitations Of Liability.

         (a) The Lender Collateral Agent shall not be liable to the Borrowers, ACFS, the Administrative Agent, any Lender, any Agent, any other Secured Party or any other Person with respect to any action taken or not taken by it in the performance of its obligations under this Agreement except to the extent of the Lender Collateral Agent's gross negligence or willful misconduct. The obligations of the Lender Collateral Agent shall be determined solely by the express provisions of this Agreement. No representation, warranty, covenant, agreement, obligation or duty of the Lender Collateral Agent shall be implied with respect to this Agreement or the Lender Collateral Agent's services hereunder.

         (b) The Lender Collateral Agent may conclusively rely, and shall be fully protected in acting or refraining from acting, upon and need not verify the accuracy of (i) any oral instructions from any persons the Lender Collateral Agent believes to be authorized to give such instructions, who shall only be, with respect to ACFS, the Borrowers, the Agents and the Administrative Agent, persons the Lender Collateral Agent believes in good faith to be duly authorized officers thereof, and (ii) any written instruction, notice, order, request, direction, certificate, opinion or other instrument or document believed by the Lender Collateral Agent to be genuine and to have been signed and presented by the proper party or parties.

         (c) The Lender Collateral Agent may consult with counsel nationally recognized in the area of commercial transactions with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Lender Collateral Agent in reasonable reliance, in good faith, and in accordance therewith; provided, however, that if the Required Lenders give written instructions to the Lender Collateral Agent or provide an opinion of counsel selected by them, which in either case conflicts with any such advice or opinion of counsel, then the Lender Collateral Agent shall follow such instructions of the Required Lenders (unless such written instructions violate the express terms of this Agreement, violate applicable law or subject the Lender Collateral Agent to liability) or such opinion of counsel selected by the Required Lenders, and shall be fully protected in acting or refraining to act thereon. Any such written instructions from the Required Lenders shall contain an indemnity satisfactory to the Lender Collateral Agent with respect to the instructions given to the Lender Collateral Agent.

         (d) No provision of this Agreement shall require the Lender Collateral Agent to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it is not assured to it.

         (e) The Lender Collateral Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any willful misconduct or negligence on the part of any agent, attorney, custodian or nominee so appointed.

         (f) Whenever in the administration of the provisions of this Agreement the Lender Collateral Agent shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Lender Collateral Agent, be deemed to be conclusively proved and established by a certificate signed by an officer of any of ACFS, the Borrowers, the Agents and the Administrative Agent, as the case may be, and delivered to the Lender Collateral Agent and such certificate, in the absence of gross negligence or bad faith on the part of the Lender Collateral Agent, shall be full warrant to the Lender Collateral Agent for any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof.

         (g) The Lender Collateral Agent shall have no obligation to invest and reinvest any cash held in the Collateral Account in the absence of timely and specific written investment direction from ACFS. In no event shall the Lender Collateral Agent be liable for the selection of investments or for investment losses incurred thereon. The Lender Collateral Agent shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of ACFS to provide timely written investment direction.

         (h) Any corporation into which the Lender Collateral Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Lender Collateral Agent shall be a party, or any corporation succeeding to the business of the Lender Collateral Agent shall be the successor of the Lender Collateral Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

         (i) Notwithstanding anything herein or in the Transaction Documents to the contrary, in no event shall the Lender Collateral Agent have any obligation or liability in respect of the monitoring or maintenance of the perfection of any security interest evidenced hereby or for the filing or refiling or recording or rerecording of any financing or continuation statements in respect of any such security interest except if the Lender Collateral Agent fails to comply with its obligations under Section 5(d)(2) with respect to any financing or continuation statement which any Agent or Lender expressly requests that it file pursuant to the terms thereof.

         (j) The Lender Collateral Agent shall not be deemed to have notice of any Event of Early Termination or Event of Default unless an Authorized Officer of the Lender Collateral Agent is specifically notified in writing of such event by an Agent.

              Section 13 Term Of Agreement. This Agreement shall be terminated upon the final indefeasible payment of all Obligations of the Borrowers under the Transaction Documents and the termination of the Credit Agreement.

              Section 14 Notices. All demands, notices and communications relating to this Agreement shall be in writing and shall be deemed to have been duly given when received by the other party or parties at the address shown in the Credit Agreement, whether by personal delivery, express delivery or facsimile, or such other address as may hereafter be furnished to the other party or parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

              Section 15 GOVERNING LAW; VENUE; CONSENT TO JURISDICTION. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT

TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

                  (B) VENUE FOR ANY ACTION BROUGHT UNDER THIS AGREEMENT MAY BE IN ANY NEW YORK STATE COURT OR FEDERAL DISTRICT COURT SITTING IN NEW YORK COUNTY, NEW YORK. EACH PARTY TO THIS AGREEMENT HEREBY CONSENTS TO THE JURISDICTION OF SUCH COURT.

              Section 16 Assignment. Except as expressly permitted herein, no party to this Agreement may assign its rights or delegate its obligations under this Agreement without the express written consent of the other parties.

              Section 17 Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.

              Section 18 Headings. The section headings are not part of this Agreement and shall not be used in its interpretation.

              Section 19 Third Party Beneficiaries. It is hereby agreed by the parties hereto that the Lenders and the other Secured Parties are, and are intended to be, third party beneficiaries under this Agreement with the right to enforce this Agreement as if parties hereto.

              Section 20  Certain Remedies.

         (a) The Lender Collateral Agent shall, at the written direction of the Required Lenders, proceed to protect and enforce its rights and the rights of the Secured Parties by such appropriate proceedings as the Required Lenders shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in any Transaction Document or in and of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Lender Collateral Agent by any Transaction Document or by law.

         (b) In case there shall be pending, relative to either Borrower or any other obligor upon the Advances or any Person having or claiming an ownership interest in the Revolver Collateral, proceedings under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of either Borrower or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to either Borrower or other obligor upon the Advances, or to the creditors of property of either Borrower or such other obligor, the Lender Collateral Agent, irrespective of whether the principal of any Advances shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Lender Collateral Agent shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise, but unless requested in writing by the Required Lenders shall not be obligated:

                (1) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Advances and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Lender Collateral Agent (including any claim for reimbursement of all expenses and liabilities incurred, and all advances, if any, made, by the Lender Collateral Agent and each predecessor Lender Collateral Agent, except as a result of gross negligence, bad faith or willful misconduct) and of each of the other Secured Parties allowed in such proceedings;

                (2) unless prohibited by applicable law and regulations, to vote (as directed by the Required Lenders) on behalf of the holders of the Advances in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

                (3) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Secured Parties on their behalf; and

                (4) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Lender Collateral Agent or the Secured Parties allowed in any judicial proceedings relative to such Borrower, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Secured Parties to make payments to the Lender Collateral Agent, and, in the event that the Lender Collateral Agent and the Required Lenders shall consent, to the making of payments directly to such Secured Parties, to pay to the Lender Collateral Agent such amounts as shall be sufficient to cover all reasonable expenses and liabilities incurred, and all advances made, by the Lender Collateral Agent and each predecessor Lender Collateral Agent except as a result of gross negligence, bad faith or willful misconduct.

         (c) Nothing herein contained shall be deemed to authorize the Lender Collateral Agent to authorize or consent to or vote for or accept or adopt on behalf of any Lender or other Secured Party any plan of reorganization, arrangement, adjustment or composition affecting the Advances or the rights of any holder thereof or to authorize the Lender Collateral Agent to vote in respect of the claim of any Secured Party in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

         (d) In any proceedings brought by the Lender Collateral Agent to enforce the Liens under the Transaction Documents (and also any proceedings involving the interpretation of any provision of any Transaction Document), the Lender Collateral Agent shall be held to represent all the Secured Parties, and it shall not be necessary to make any Secured Party a party to any such proceedings.

       (e) The Lender Collateral Agent shall, at the written direction of the Required Lenders, also do one or more of the following (subject to Section 12 hereof):

              (i) institute proceedings in its own name and on behalf of the Secured Parties as Lender Collateral Agent for the collection of all amounts then payable on the Advances or under the Credit Agreement and Supplemental Fee Letters with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from such Borrower and any other obligor upon such Advances moneys adjudged due;

              (ii) institute proceedings from time to time for the complete or partial foreclosure upon the Revolver Collateral;

              (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the right and remedies of the Lender Collateral Agent and the Secured Parties; and

              (iv) sell the Revolver Collateral or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law.

              Section 21 Limited Liability of Lender Collateral Agent.

       It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Americas, not individually or personally but solely as Lender Collateral Agent, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Lender Collateral Agent are made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Americas, but are made and intended for the purpose of binding only the Lender Collateral Agent, and (c) under no circumstances shall Deutsche Bank Trust Company Americas be personally liable for the payment of any indebtedness or expenses of the Lender Collateral Agent or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Lender Collateral Agent under this Agreement.

              Section 22 Release of Collateral.

       The Borrowers may obtain releases of the Lender Collateral Agent's (for the benefit of the Secured Parties) security interest in all or any part of the Collateral from time to time, provided that (i) immediately after giving effect to any requested release, there exists no Borrowing Base Deficiency and (ii) unless the outstanding principal amount of Advances has been reduced to zero and interest thereon and other amounts due hereunder and under the Credit Agreement with respect thereto have been paid in full, there is no Event of Early Termination, Event of Default or Default which has occurred and is continuing. Each request for a release of Collateral shall be addressed to the Administrative Agent, the Lender Collateral Agent and the Agents and shall certify compliance with the immediately preceding sentence. Each such request shall be given by the Borrowers to the Lender Collateral Agent, each Agent and the Administrative Agent before 1:00 p.m. (New York City time) at least two Business Days prior to the requested date of release, and the Lender Collateral Agent shall release the requested Collateral unless it receives written objection from an Agent within such period of time which demonstrates to the Lender Collateral Agent's satisfaction that the requirements set forth in clauses (i) and (ii) of the first sentence of this Section 22 related to the requested release have not been satisfied. The Lender Collateral Agent shall promptly forward to the Borrowers a copy of all such objections.

             Section 23 Amendments. This Agreement may be amended only in accordance with the provisions of the Credit Agreement.

                            [Signature Page Follows]

              IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to hereunto set their hand as of the day and year first above written.

                                 DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                 not in its individual capacity but solely as Administrative Agent


                                 By:/s/
                                    ---------------------------------------
                                    Name:
                                    Title:


                                 By:/s/
                                    ---------------------------------------
                                    Name:
                                    Title:

                                 AFS FUNDING CORP.


                                 By:/s/
                                    ---------------------------------------
                                    Name:
                                    Title:

                                 AFS SENSUB CORP.


                                 By:/s/
                                    ---------------------------------------
                                    Name:
                                    Title:

                                 AMERICREDIT FINANCIAL SERVICES, INC.


                                 By:/s/
                                    ---------------------------------------
                                    Name:
                                    Title:

                                    DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                    not in its individual capacity but solely as Lender Collateral Agent


                                    By:/s/
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    By:/s/
                                       ---------------------------------------
                                       Name:
                                       Title:

                     [Signature Page to Security Agreement]

                               Table of Contents
                               -----------------

                                                                             Page
                                                                             ----
SECTION 1   DEFINITIONS ...................................................     1

SECTION 2   APPOINTMENT OF LENDER COLLATERAL AGENT ........................     5

SECTION 3   BORROWERS' GRANT OF SECURITY INTEREST .........................     5

SECTION 4   BORROWERS REMAIN LIABLE .......................................     7

SECTION 5   COVENANTS OF ACFS REGARDING THE COLLATERAL ....................     7

SECTION 6   DISTRIBUTIONS .................................................    10

SECTION 7   THE COLLATERAL ACCOUNT; INVESTMENTS ...........................    11

SECTION 8   FEES AND EXPENSES .............................................    14

SECTION 9   REPRESENTATIONS AND WARRANTIES OF THE LENDER
COLLATERAL AGENT ..........................................................    15

SECTION 10  RESIGNATION BY AND REMOVAL OF THE LENDER COLLATERAL
AGENT; SUCCESSOR LENDER COLLATERAL AGENT ..................................    15

SECTION 11  INDEMNITY .....................................................    16

SECTION 12  LIMITATIONS OF LIABILITY ......................................    16

SECTION 13  TERM OF AGREEMENT .............................................    18

SECTION 14  NOTICES .......................................................    18

SECTION 15  GOVERNING LAW; VENUE; CONSENT TO JURISDICTION .................    18

SECTION 16  ASSIGNMENT ....................................................    19

SECTION 17  COUNTERPARTS ..................................................    19

SECTION 18  HEADINGS ......................................................    19

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SECTION 19  THIRD PARTY BENEFICIARIES .....................................    19

SECTION 20  CERTAIN REMEDIES ..............................................    19

SECTION 21  LIMITED LIABILITY OF LENDER COLLATERAL AGENT ..................    21

SECTION 22  RELEASE OF COLLATERAL .........................................    21

SECTION 23  AMENDMENTS ....................................................    22
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